UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2022

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2022, Cross Country Healthcare, Inc. (the "Company") amended its ABL Credit Agreement dated October 25, 2019, as amended, restated or otherwise modified from time to time, among the Company, substantially all of its wholly-owned subsidiaries, and Wells Fargo Bank N.A., as lender and administrative agent. The facility may be further syndicated at a later date. The amendment increases the current aggregate committed size of the asset-based credit facility from $150 million to $300 million, extends the credit facility for an additional five years, and increases certain borrowing base sub-limits. In addition, the agreement provides the option for all or a portion of the borrowings to bear interest at a rate based on SOFR or base rate, at the election of the borrowers, plus an applicable margin. The applicable margin will increase 10 basis points due to the credit spread associated with the transition to SOFR.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended ABL Credit Agreement as filed as Exhibit 10.1 to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1
Amendment No. 5 to ABL Credit Agreement and Amendment No. 2 to Guaranty and Security Agreement, dated as of March 21, 2022, by and among Cross Country Healthcare, Inc. and certain of its domestic subsidiaries as borrowers or guarantors, and Wells Fargo Bank N.A., as administrative agent, collateral agent, and lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated: March 22, 2022	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer